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                                    TERM NOTE

Executed as of the 20th day of                                    No.___________
December, 2001 at Chicago, Illinois.

Amount:  $11,553,000.00

               FOR VALUE RECEIVED, the Undersigned (jointly and severally, if more than one) promises to pay to the order of LASALLE BUSINESS CREDIT, INC. (hereinafter, together with any holder hereof, called "Lender"), at the main office of the Lender, the principal sum of Eleven Million Five Hundred Fifty-Three Thousand and No/100 Dollars ($11,553,000.00). The Undersigned (jointly and severally, if more than one) further promises to pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof. The principal hereunder shall be payable pursuant to the terms of the Loan Agreement.

               This Note was delivered pursuant to that certain Loan and Security Agreement, as it may be amended from time to time, together with all exhibits thereto, dated December 20, 2001, between Lender and the Undersigned (the "Loan Agreement"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Loan Agreement.

               The Undersigned (and each one of them, if more than one) hereby authorizes the Lender to charge any account of the Undersigned (and each one of them, if more than one) for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Undersigned under this Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

               The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time; provided, however, that the Undersigned shall pay a prepayment fee as provided in the Loan Agreement.

               The Undersigned (and each one of them, if more than one) waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to set-off against the Liabilities, without notice and at any time hereafter, any indebtedness matured or unmatured owing from Lender to the Undersigned (or any one of them). The Undersigned (and each one of them, if more than one) waives every defense, counterclaim or

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setoff which the Undersigned (or any one of them) may now have or hereafter may have to any action by Lender in enforcing this Note and/or any of the other Liabilities, or in enforcing Lender's rights in the Collateral and ratifies and confirms whatever Lender may do pursuant to the terms hereof and of the Loan Agreement and with respect to the Collateral and agrees that Lender shall not be liable for any error in judgment or mistakes of fact or law.

               The Undersigned, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights hereunder.

               The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois. THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned (and each one of them, if more than one) and the Undersigned's heirs, legal representatives, successors and assigns (and each of them, if more than one). If this Note contains any blanks when executed by the Undersigned (or any one of them, if more than one), the Lender is hereby authorized, without notice to the Undersigned (or any one of them, if more than one) to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be jointly and severally obligated hereunder.

               To induce the Lender to make the loan evidenced by this Note, the Undersigned (and each one of them, if more than one) (i) irrevocably agrees that, subject to Lender's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Lender, or the Collateral, shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois; (ii) hereby consents to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city; and (iii) waives any objection based on forum non-conveniens. IN ADDITION, LENDER AND THE UNDERSIGNED (OR ANY ONE OF THEM, IF MORE THAN ONE) HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER. In addition, the Undersigned agrees that all service of process shall be made as provided in the Loan Agreement.

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               As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.

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               IN WITNESS WHEREOF, each of the Undersigned, jointly and
severally if more than one, has executed this Note on the date above set forth.

                                       Gibraltar Packaging Group, Inc.,
                                       a Delaware corporation

                                       By:/s/ Brett E. Moller
                                          --------------------------------------
                                       Name: Brett E. Moller
                                             -----------------------------------
                                       Title: Vice President Finance-Corporate
                                              --------------------------------
                                       Address: 2000 Summit Avenue
                                                ------------------
                                                Hastings, Nebraska 68901
                                                ------------------------

                                       RidgePak Corporation,
                                       an Illinois corporation

                                       By:/s/ Brett E. Moller
                                          --------------------------------------
                                       Name: Brett E. Moller
                                             -----------------------------------
                                       Title: Vice President
                                              --------------
                                       Address: 1140 Hayden Street
                                                ------------------
                                                Ft. Wayne, Indiana 46803
                                                ------------------------

                                       Standard Packaging and Printing Corp.,
                                       a North Carolina corporation

                                       By:/s/ Brett E. Moller
                                          --------------------------------------
                                       Name: Brett E. Moller
                                             -----------------------------------
                                       Title: Vice President
                                              --------------
                                       Address: Highway 73 West
                                                ---------------
                                                Mt. Gilead, North Carolina 27360
                                                --------------------------------

                                       Niemand Industries, Inc.,
                                       a Delaware corporation

                                       By:/s/ Brett E. Moller
                                          --------------------------------------
                                       Name: Brett E. Moller
                                             -----------------------------------
                                       Title: Vice President
                                              --------------
                                       Address: 2000 Summit Avenue
                                                ------------------
                                       Hastings, Nebraska 68901
                                       ------------------------

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FOR BANK USE ONLY

Officer's Initials:___________________
Approval:_____________________________

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